NASDAQ: SESN Corporate Deck March 1, 2021

2 FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, clinical development of our protein therapies, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward- ssions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make as a result of various important factors, including: our projected financial position and estimated cash burn rate, expectations regarding the timing and amounts of any payments from Qilu under our license agreement, expectations regarding Qilu's ability to manufacture, develop an g potential OUS partnerships, expectations regarding the impact of COVID-19 on our business, expectations regarding the timing of the submission of our MAA for Vicineum to the EMA, expectations regarding the timing of potential approval of our BLA submission by the FDA, expectations regarding the timing of potential approval of our MAA submission by the EMA, expectations regarding the timing of potential decisions to prescribe Vicineum, expectations regarding potential revenue opportunities, expectations regarding potential cost savings of Vicineum, if approved, our ability to successfully develop our product candidates and complete our planned clinical programs, the potential advantages or favorability of our product candidates, our ability to obtain marketing approvals for our product candidates, expectations regarding the timing of our anticipated clinical trial in connection with the LUMC agreement, expectations regarding our ongoing clinical trials and future post-marketing confirmatory trials, our ability to obtain, maintain and protect our intellectual property for our technology and products, other matters that could affect the financial performance of the Company, other matters that could affect the availability or commercial potential other factors port on Form 10-K, and other reports on file with the Securities and Exchange Commission (SEC). The forward-looking statements contained in this presentation are made as of the date hereof, and Sesen Bio assumes no obligation to update any forward-looking statements whether as a result of new information, future events, or otherwise except as required by applicable law.

3 BUSINESS UPDATE 1. Differentiated MOA and clinical profile creates opportunity for Vicineum to be best-in-class therapeutic 2. Clear regulatory path forward for potential approval in US in 2021 and Europe in 2022 3. Significant global commercial opportunity; projected $1B - $3B peak revenue for Vicineum

O U R M I S S I O N I S TO S AV E A N D I M P ROV E T H E L I V E S O F PAT I E N T S W I T H C A N C E R BLOOD IN URINE Begin tests Cytology DIAGNOSIS BCG Testing Urologist visit UROLOGIST MAKES TREATMENT CHOICE Bladder removal See blood in urine; try different antibiotic See PCP; therapeutic trial of antibiotics prescribed BCG has failed TURBT Cystoscopy Bladder MRI CT Scan BCG Testing BCG again BCG again More testing REFERRED TO UROLOGIST Still see blood in urine Preparing for 1st cancer treatment Shock and emotional struggle Confusion and concern on problem Fear cancer is progressing Hope treatment is working Fear, anxiety 4 Source: Svatek RS, et al. Eur Oncol. 2014. (Surgeon) TUMOR HAS RECURRED (Urologist) Intravenous treatment (Medical Oncologist) Intravesical treatment T H E PAT I E N T J OU R N E Y

5 2020: A Year of Execution Excellence Corporate Highlights 1Q 2020 2Q 2020 3Q 2020 4Q 2020 Positive Pre-Submission meeting with EMA Completed DS PPQ campaign Favorable market research results vs. Keytruda Favorable Scientific Advice from EMA (Clinical) Received PIP waiver from EMA Signed 1st OUS deal with Qilu for Greater China Completed DP PPQ campaign Favorable Scientific Advice from EMA (CMC) CMC=Chemistry, manufacturing and controls; EMA=European Medicines Agency; PIP=Paediatric Investigation Plan; DS=Drug Substance; PPQ=Process Performance Qualification; OUS=Outside of the United States; DP=Drug Product; MENA=Middle East and North Africa; CMO=Commercial Manufacturing Organization; LUMC=Leiden University Medical Center; BLA=Biologic License Application; FDA=Food and Drug Administration Submitted BLA to FDA Signed OUS deal with Hikma for MENA Advanced partnership with LUMC Signed agreement with Qilu as additional CMO Positive analytical comparability data

6 There is a Significant Unmet Need for Patients with Bladder Cancer with Limited Treatment Options Available Common Types of Cancer Estimated New Cases 2020 Estimated Deaths 2020 1. Breast Cancer (Female) 276,480 42,690 2. Lung and Bronchus Cancer 228,820 135,720 3. Prostate Cancer 191,930 33,330 4. Colorectal Cancer 147,950 53,200 5. Melanoma of the Skin 100,350 6,850 6. Bladder Cancer 81,400 17,980 7. Non-Hodgkin Lymphoma 77,240 19,940 8. Kidney and Renal Pelvis Cancer 73,750 14,830 9. Uterine Cancer 65,620 12,590 10. Leukemia 60,530 23,100 Bladder Cancer represents 4.5% of all new cancer cases in the U.S. Source: American Cancer Society. Cancer Facts & Figures 2020. Atlanta: American Cancer Society; 2020. 4.5%

7 Vicineum has a Highly Differentiated Dual Mechanism of Action (MoA) An Important Advancement in the Category of Precision Oncology Fusion protein consisting of an antibody fragment and a cytotoxic payload Small size facilitates tumor penetration and greater drug delivery Selectively targets cancer cells while generally sparing healthy cells Inhibits protein synthesis and kills both rapidly proliferating and slow-growing cancer cells Effective against multi-drug resistant cancer cells Based on preclinical studies, we believe Vicineum works via a dual mechanism of action. Dual MoA Immunogenic cell death activates a T cell-mediated immune response to attack the tumor Selectively targets EpCAM to destroy cancer cells by immunogenic cell death 1 2

8 Vicineum has a Highly Differentiated Clinical Profile *As referenced in FDA NMIBC Guidance for Industry, February 2018. Source: Phase III data as of the May 29, 2019 data cut. For additional information regarding Phase III clinical trial data please refer to slides 33-54. Efficacy Data Safety Data 3-month response data CIS: 40% complete response rate (CRR) Papillary: 71% recurrence-free rate Durability of response CIS: 52% duration of 9 months (12 months of therapy) Papillary: Median time to recurrence of 402 days Positive time to cystectomy data 76% of patients are cystectomy-free for 3 years Meaningful data for patients and payers Encouraging survival data Overall survival (OS) is 98% at 12 months 2-year OS is 96% vs. 94% for the general population at 2 years (matched for age/gender) Intravesical administration Bladder wall serves protective function Preference of FDA* and most Urologists Clinical experience 243 patients exposed to Vicineum for periods up to 782 days across all clinical trials Average patient received 15 instillations of BCG Differentiated safety profile 95% of all AEs were Grade 1 or 2 Only 4% of patients experienced a treatment- related Grade 3-5 AE Favorable tolerability Low discontinuation rate due to AEs (3%) No age-related increase in AEs

9 Partnership Opportunity with LUMC Further Supports the Targeting Specificity of Vicineum Gastric Cancer Colorectal Cancer Esophageal Cancer LUMC = Leiden University Medical Center, the university hospital affiliated with Leiden University. LUMC is a modern university medical center for research, education and patient care, located in Leiden, Netherlands. Imaging Agent is designed to delineate tumor from normal tissue during surgery Key Highlights of Partnership: Imaging agent being co-developed by LUMC and Sesen Bio Comprised of an antibody fragment of Vicineum and an imaging molecule supplied by LUMC Successful Phase 1/2 clinical trial by LUMC with favorable tolerability and demonstrated tumor detection Agreement signed on December 8, 2020 providing Sesen Bio the option to obtain an exclusive, worldwide, license Next clinical trial anticipated to begin after the anticipated approval of Vicineum for NMIBC in mid- 2021

10 Favorable Cost-Effectiveness Profile for Vicineum Based on the Final Evidence Report Issued by the Institute for Clinical and Economic Review (ICER) Overview: ICER is the leading Health Technology Assessment body in the United States, and is an independent non-profit, research organization that conducts assessments to examine the clinical and economic value of health care innovations such as prescription medications On December 17, 2020, ICER issued their final report on the cost-effectiveness and value of Vicineum Key Findings: Vicineum was found to be superior to best supportive care ICER Council voted 8 to 3 in favor of Vicineum Treatment with Vicineum results in a decrease in cumulative health care costs compared to usual care of approximately $101,000 by year five Vicineum demonstrates Complete Response and Recurrence-Free Survival rates that appear to be greater than would be expected, based on historical data Note: All clinical data presented in this corporate presentation is consistent with the findings published in the final ICER report. Source: Institute for Clinical and Economic Review, 2020 https://icer.org/wp-content/uploads/2020/08/ICER_Bladder_Cancer_Final_Report_121720.pdf We will continue to work with payers to reduce healthcare costs while improving patient care

11 BLA Finalized and Submitted to the FDA on December 18, 2020 Positive Analytical Comparability Data Led to BLA Completion General corporate information Patent information and exclusivity Waivers Draft Label Risk management plan Draft carton and container labels 24 Non-clinical studies 30 Non-clinical reports Pharmacology o 19 reports Pharmacokinetics o 4 reports Toxicology reports o 7 reports Introduction to summary Quality overall summary Non-clinical overview Clinical overview Non-clinical written and tabulated summaries Pharmacology Pharmacokinetics Toxicology Clinical summaries Biopharmaceutical studies Pharmacology studies Clinical Efficacy Clinical Safety Phase 3 clinical assays Description of assays and validation Summary of sample analysis results List of clinical studies Phase 1, 2 and 3 Clinical Study Reports Integrated Summary of Efficacy Integrated Summary of Safety Case Report Forms Drug substance Manufacturer Facility information Batch records Validation Master Plans Drug product Manufacturer Facility information Batch records Validation master plans Analytical comparability study utilizing DS and DP PPQ data Analytical method validation Module 1 Module 2 Module 3 Module 4 Module 5 Submitted December 2019Updated December 2020 Submitted December 2020

12 Completion of Vicineum BLA Submission in December 2020 Sources: FDA applications for oncolo et al., Clinical development success rates 2006-2015. 2016. Bio, BioMedTracker and Amplion. Phase Probability of Approval Products at end of Phase I 5% Products at end of Phase II 8% Products at end of Phase III 33% Products with BLA Submission 82% Oncology Products Reviewed by FDA 2006 - 2015 As part of a comprehensive analysis done for the Biotechnology Innovation Organization (BIO), a total of 9,985 clinical and regulatory phase transitions (phase advancement or development suspension) were recorded and analyzed from 7,455 development programs, across 1,103 companies.

13 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 2Q 221Q 22 Positive progress in the US and Europe enables a clear regulatory path forward with the following anticipated milestones: BLA completion BLA approval BLA=Biologics License Application; MAA=Marketing Authorization Application; HTA=Health Technology Assessment; NICE=National Institute for Clinical Excellence US Europe Early commercial success MAA submission Forward-looking Timeline for Vicineum MAA approval FDA accepts BLA HTA/NICE evaluations

14 Substantial US opportunity and OUS potential of roughly two times the US Anticipated virtuous cycle of advocacy across physicians, patients/caregivers, and payers to drive rapid uptake and strong growth after approval and launch Compelling intent to prescribe research in the US Highly concentrated US market of ~1,500 Urologists treating ~75% of BCG patients allows for efficient targeting Estimated 40-50 sales representatives required in the US Allows for efficient digital/social strategies to activate patients/caregivers Source: Sesen Bio Qualitative market research, Urologist IDIs June 2019, n = 30. Potential for Peak Revenue of $1B - $3B Globally for Vicineum

15 Key partnership with leading partner in MENA Hikma Pharmaceuticals Profile Multi-national pharma company specializing in the development and commercialization of a broad range of high-quality medicines across the US, MENA and Europe Public company headquartered in London with a market cap of >$6B and >$2B in annual revenue Global experts with a local presence Operations in >50 countries Fifth largest pharma company in the MENA region Trusted and leading licensing partner in the MENA region Extensive regulatory affairs capabilities ~2,000 sales and marketing employees in the MENA region MENA=Middle East and North Africa

16 Significant Milestones Achieved through Qilu Pharmaceutical Partnership Overview of Key Progress $12M upfront received on September 29, 2020 CMO framework agreement signed on December 4, 2020 Helps to ensure reliable global supply and creates opportunity for a reduction in COGS $3M milestone expected upon IND approval by the CDE Tech transfer has been initiated and is on track for completion in mid-2021 $2M milestone expected upon completion Note: Dollar amounts shown on this slide are presented as gross proceeds before deductions

17 We Estimate the OUS Opportunity for Vicineum is Roughly Double the US Geography Peak Year Revenue Opportunity for Vicineum (captures 80% of variance) Europe $450M - $1,125M United States* $423M - $942M MENA $158M - $420M China $155M - $418M Rest of Asia (incl. Japan) $109M - $282M Latin America $51M - $150M Canada $28M - $81M Oceania** $17M - $53M Total $1,391M - $3,471M *Sesen Bio to commercialize in the United States **Australia, New Zealand, Melanesia, Micronesia, Polynesia Note: The peak year sales ranges above were calculated using a Monte Carlo revenue simulation model; using the inputs listed on backup slides 72-74, the model calculated a range of alternative futures and possibilities. Peak year sales presented capture 80% of uncertainty (10th-90th percentiles) related to commercial risk, and assumes regulatory approval is granted in each country/region.

18 2020 Financial Highlights Strengthening the Balance Sheet while Minimizing Dilution YE 2019 YE 2020 % Change Cash, cash equivalents and restricted cash $48M $55M1 +15% Stock price $1.04 $1.35 +30% Market cap $111M $190M +71% 1Amount is preliminary, has not been audited and is subject to nts for the year ended December 31, 2020. 2As of 12/31/2020 No outstanding debt ~$44M2 available on an $85M ATM facility administered by Jefferies

19 SESEN BIO HIGHLIGHTS 1. Differentiated MOA and clinical profile creates opportunity for Vicineum to be best-in-class therapeutic 2. Clear regulatory path forward for potential approval in US in 2021 and Europe in 2022 3. Significant global commercial opportunity; projected $1B - $3B peak revenue for Vicineum

THANK YOU

21 Thomas Cannell, DVM President, CEO and Director Glen MacDonald, Ph.D. Chief Technology Officer Mark Sullivan General Counsel and Corporate Secretary Erin Clark Vice President, Corporate Strategy and Investor Relations Monica Forbes Chief Financial Officer Omar Rifi Vice President, Business Development and Alliance Management Louise Stejbach Commercial Advisor Jeanette Kohlbrenner Human Resources Advisor Jeannick Cizeau, Ph.D. Head of Research Talented and Experienced Leadership Team Prepared for Commercial Launch Senior Management Board of Directors Jay Duker, M.D. Chair of the Board of Directors Thomas Cannell, DVM President, CEO and Director Jane V. Henderson Director Jason Keyes Director Carrie L. Bourdow Director

22 Appendix - Table of Contents Section Slide number Unmet Medical Need 23-26 Dual Mechanism of Action 27-29 Regulatory 30-32 Clinical Data 33-54 Commercial Opportunity 55-74 Manufacturing & Supply Chain 75-80 Intellectual Property 81-82 For Investor Purposes Only

23 Unmet Medical Need Appendix

24 BCG ~440,000 new cases each year globally1 is complicating patient care Significant Unmet Medical Need in NMIBC 1Bray F et al. CA Cancer J Clin, 2018. 2Anastasiadis et al. Therapeutic Advances in Urology, 2012. 3Siegel et al. CA Cancer J Clin, 2019. 4Svatek RS, et al. Eur Oncol. 2014. 5Office of National Statistics, Aug 2019 Report. Bladder cancer is the 6th most prevalent cancer in the US, of which 75%-85% is NMIBC2,3 Bladder cancer is the most expensive cancer to treat in the US with projected costs of ~$6B by 20204 One of the worst patient experiences among common cancers Survival rates for bladder cancer have decreased in recent years in the UK, during which time there was also a BCG shortage5 SHORTAGE BCG

25 Our Phase III data suggests Vicineum is bladder-sparing by significantly delaying or avoiding cystectomy for patients Your Bladder: An Essential Organ Radical Cystectomy: Life-Altering Surgery Self-controlled storage organ in the body Holds urine for release so the body is not exposed to harmful toxins and waste Part of the urinary system; partners with lungs, skin, and intestines to keep chemicals and water in the body balanced and healthy Integrated with male and female reproductive systems Often a 10 hour or longer surgery In women, removal of the entire bladder includes removal of the uterus, fallopian tubes, ovaries and cervix, part of the vaginal wall, and surrounding tissue In men, removal of the entire bladder includes removal of the prostate, seminal vesicles, and surrounding tissue Radical cystectomy requires life-long urinary diversion Sources and Additional Information: Bladder Cancer Advocacy Network (BCAN). Bladder Removal Surgery. May 2017. 2018 FDA Guidance: The goal of therapy in patients with BCG-unresponsive NMIBC is to avoid cystectomy

26 NMIBC Therapeutics Have Been Plagued by Manufacturing Issues 2012 2013 2014 2015 2016 2017 2018 2019 2020 Sanofi suspends production of BCG Connaught strain during facility renovations Merck announces shortages of BCG Tice strain Sanofi discontinues all global production of BCG Connaught strain Merck announces supply constraints of BCG Tice strain expected to last throughout 2020 Sources and Additional Information: Valera Pharmaceuticals 10K 2006. Wall Street Journal. Sanofi to Stop Production of Bladder Cancer Drug BCG. Peter Loftus. 2016. https://www.auanet.org/practice-resources/bcg-info/bcg-shortage- notice. https://www.bcan.org/2019-bcg-shortage-bladder-cancer/. https://www.who.int/news-room/commentaries/detail/bacille-calmette-gu%C3%A9rin-(bcg)-vaccination-and-covid-19. https://fergene.com/media/fergene-provides-update-on-bla-for-nadofaragene-firadenovec/. https://www.merck.com/news/merck-announces-plans-to-construct-new-facility-in-the-united-states- to-expand-manufacturing-capacity-for-tice-bcg/. FerGene receives a complete response letter for Adstiladrin for multiple CMC and manufacturing issues No clear near-term resolution of the BCG shortage or the CMC issues for Adstiladrin Valstar was pulled from the market in 2002 due to impurities in the formulation. FDA approval to re-introduce Valstar to the market was not received until 2009 Merck is constructing a new facility that may expand BCG production; anticipated completion in 2025/2026

27 Dual Mechanism of Action Appendix

28 T cells recognize neoantigen and kill cancer cells T cell proliferation DAMPs Neoantigen release Vicineum causes immunogenic cell death by triggering damage-associated molecular patterns (DAMPs) Vicineum selectively targets EpCAM on cancer cells while generally leaving healthy cells alone Vicineum has a Highly Differentiated Mechanism of Action Neoantigen presentation and T cell activation Memory T cell M e c h a n i s m 1 : K i l l s c e l l d i r e c t l y APC Activation For illustrative purposes only. Based on preclinical studies, we believe Vicineum works via a dual mechanism of action. M e c h a n i s m 2 : A c t i v a t e s i m m u n e s y s t e m V i c i n e u m

29 A f t e r 4 w k s o n t r e a t m e n t P r e - t r e a t m e n t PAT I E N T A : PAT I E N T B : Injected Tumor Injected Tumor Non-Injected Tumor Pre-clinical and Phase I Trial in SCCHN sh immune systems Clinical Evidence (as seen in Phase I) Pre-Clinical Evidence Immunogenic Cell Death (ICD) Promotes a pro-inflammatory environment and drives anti-cancer T cell responses ICD is associated with Damage Associated Molecular Patterns (DAMPs) including calreticulin expression, active ATP release and passive release of high mobility group box 1 protein (HMGB1) Vicineum killing of cancer cells induces the expression of these key DAMPs In a mouse model, local Vicineum treatment of a tumor induced an immune response that, combined with a checkpoint inhibitor, slowed the growth of a 2nd non-injected tumor Reviewed in Vandenabaele, p et al, Adv. Exp Medical Biology 930:133-49 2016 Presented at AACR, 2017

30 Regulatory Appendix

31Source: FDA Guidance: BCG-Unresponsive Non-muscle Invasive Bladder Cancer: Developing Drugs and Biologics for Treatment Guidance for Industry, February 2018. CRR, Complete Response Rate; DoR, Duration of Response; BCG, bacillus Calmette-Guérin; WHO, World Health Organization. 31 ss toxicity in animal models monstrate anti-tumor activity rmine optimal dose and schedule e schedule in early phase clinical trial with CRR & DoR as primary endpoints ious anti-cancer therapies ally relevant patient population rules out clinically unimportant CRR for evaluation of systemic toxicity 2018 FDA Guidance Vicineum Clinical Program Our long-term relationship with the FDA has allowed us to shape our nonclinical and clinical programs in alignment with the agency guidance

32 Positive Interactions with EMA on Regulatory Pathway for Vicineum May 7, 2020 CHMP clinical advice for Vicineum: The nonclinical and clinical pharmacology studies, and safety database are all sufficient to support a MAA submission for Vicineum and no additional clinical trials were requested There is an unmet need for BCG-unresponsive NMIBC patients, especially for patients who are contraindicated for cystectomy CHMP provided Sesen Bio with additional clarity on how to structure data in the MAA submission May 29, 2020 CHMP CMC advice for Vicineum: Analytic comparability aligned to global standards issued by the ICH CHMP agreed that the CMC comparability plan provides a strong analytical package, and no additional clinical trials to establish comparability are deemed necessary at this time CHMP agreed to accept the GMP inspections conducted by the FDA CHMP = Committee for Medicinal Products for Human Use EMA = European Medicines Agency MAA = marketing authorization application ICH = International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use Based on the guidance received, we expect to submit the MAA for Vicineum to the EMA in early 2021, with potential approval anticipated in early 2022

33 Clinical Data Appendix

34 : Vicineum demonstrates a strong benefit-risk profile in our Phase III Trial Benefit Risk Safety and Tolerability Selectively targets cancer cells while generally avoiding healthy cells Favorable profile relative to BCG, Valstar, checkpoint inhibitors No dose or age-related increase in AEs Intravesical administration Efficacy Surrogate Endpoints Health Outcomes Phase III clinical trial is an open-label, multicenter, single-arm registration trial for the treatment of high-risk NMIBC patients who are designated to be BCG-unresponsive after adequate treatment with BCG. Adequate BCG is defined as at least two courses of BCG with at least five doses in the first course and two in the second. Preliminary data as of May 29, 2019 data cut. Time to Cystectomy 2018 FDA Guidance: The approval of a marketing application is based on a favorable risk-benefit assessment

35 Phase III Trial: Patient Demographics TURBT: transurethral resection of bladder tumor Note: Data are as of May 29, 2019 data cut CHARACTERISTICS COHORT 1 COHORT 2 COHORT 3 CIS that was refractory or recurred within 6 months of adequate BCG CIS that recurred >6 months but 11 months of adequate BCG Papillary tumors (without CIS) that recurred within 6 months of adequate BCG Total patients enrolled 86 7 40 Evaluable patients at 3-months 86 7 40 Evaluable patients at 6-months 86 7 40 Evaluable patients at 9-months 86 7 40 Evaluable patients at 12-months 86 7 40 Mean age (years) 74 68 74 Males/Females 63/23 6/1 34/6 Mean prior treatment for NMIBC BCG cycles (courses) BCG cycles (instillations) Intravesical chemotherapy TURBT 3 (range 2-13) 16 (range 8-45) 1 (range 0-23) 4 (range 0-28) 3 (range 2-13) 15 (range 7-48) 1 (range 0-6) 4 (range 0-10)

36 Compelling Clinical Data Set Endpoint How Endpoint is Measured Results Complete Response Rate (CRR) Primary Endpoint CIS patients Defined as the proportion of patients who show no evidence of high-risk disease, or disease progression (e.g., T2 or more advanced disease). 40% CRR at 3 months Lower bound of 95% CI rules out clinically unmeaningful CRR Higher complete response rate in patients receiving less BCG Duration of Response (DoR) Primary Endpoint CIS patients Defined as the time from complete response to treatment failure. 52% duration of 9 months (12 months of therapy) 39% duration of 15 months or greater (18 months of therapy) The longer the CR, the higher the probability of remaining disease-free Time to Disease Recurrence Secondary Endpoint Papillary patients Defined as the time from the date of first dose of study treatment to treatment failure. Median time to recurrence is 402 days 50% probability of remaining recurrence-free for 12 months 37% probability of remaining recurrence-free for 24 months or greater Time to Cystectomy (TtC) Secondary Endpoint All Cohorts Defined as the time from the date of first dose of study treatment to surgical bladder removal. 76% of patients are cystectomy-free for 3 years Responders have an 88% probability of remaining cystectomy-free at 3 years Average responder remains cystectomy-free for 1,035 days vs. 631 days for non-responders Progression-Free Survival (PFS) Secondary Endpoint All Cohorts Defined as the time from the date of first dose of study treatment to disease progression (e.g. T2 or more advanced disease) or death as a first event. 96% of patients are progression-free at 12 months 90% of patients are progression-free for 24 months or greater Median PFS has not been reached Event-Free Survival (EFS) Secondary Endpoint All Cohorts Defined as the time from the date of first dose of study treatment to treatment failure or death as a first event. 29% of patients are event-free at 12 months 22% of patients remain event-free at 18 months 21% of patients remain event-free for 24 months or greater Overall Survival (OS) Secondary Endpoint All Cohorts Defined as the time from the date of first dose of study treatment to death from any cause. Overall survival is 98% at 12 months Overall survival is 96% for 24 months or greater vs. 94% for general population at 2 years Safety Secondary Endpoint All Cohorts Full review of all safety data from Phase III 2% treatment-related SAEs 4% treatment-related Grade 3-5 AEs Increased dosing in Phase III did not increase severity or frequency of AEs Tolerability Secondary Endpoint All Cohorts Full review of all tolerability data from Phase III AEs generally low grade Low rate of discontinuations for AEs No age-related increase in AEs Note: Data are as of May 29, 2019 data cut

37 Complete and Partial Response: In our Phase II clinical trial, 83% of patients had a complete or partial response Start of Treatment with Vicineum 3-Month Response 40% of patients had a complete response 43% of patients had a partial response 17% of patients had no response *Note: Data are from Phase II clinical trial, n=45 (40% of patient had a complete response at 3 months; 60% of patients did not have a complete response and, of those, 71% of patients had a partial response). Partial response, as measured by bladder mapping, is defined by non-complete response patients who had either a reduction in tumor size or did not experience an increase in bladder area affected. Bladder mapping was not done as part of the Phase III trial, therefore partial response data are not available.

38 Duration of response: defined as the time of complete response to treatment failure. *Not Estimable, the upper bound for the 95% confidence interval has not reached the median. **Note: Data reflect an ad hoc analysis of pooled results of patients in cohorts 1&2. Median duration of response for the primary endpoint, Cohort 1 (n=86) is 273 days (95% CI=122-NE), and duration of response for Cohort 2 (n=7) is 290 days (95% CI=167-NE), based on the Kaplan-Meier method. KM Estimate Censored 95% CI X 52% 39% Median Duration of Response is 287 days (95% CI, 154-NE* days) (9.4 months)** At time of first CR (90 days) Time after first CR (months) 100 80 60 40 20 Duration of Response: 52% of CIS patients who had a complete response at 3 months remained disease-free for a total of 12 months after starting treatment % o f P at ie nt s w it h C o m pl et e R es po ns e 3 6 9 12 15 18 21 0 KM Evaluable Patients: 36 35 21 16 13 10 6 4

39 Duration of Response: Vicineum is generally more efficacious in CIS patients treated with less BCG Duration of response: defined as the time of complete response to treatment failure. *Note: Data reflect an ad hoc analysis of pooled results of patients in cohorts 1&2. The BCG shortage may cause a new normal wherein patients receive less BCG Median 100 80 60 40 20 0 % o f Pa ti en ts w it h C o m pl et e R es po ns e At time of first CR (90 days) Time after first CR (months) KM Evaluable Patients 7 7 5 4 4 2 2 2 KM Evaluable Patients 10 BCG Instillations: 29 28 15 13 9 8 4 2 3 6 9 12 15 18 21 7-9 BCG instillations 10 BCG instillations Legend: CensoredX

40Duration of response: defined as the time from complete response to treatment failure. *Data reflect an ad hoc analysis of pooled results of patients in cohorts 1&2. Duration of Response: The longer you have a complete response, the higher the probability of remaining cancer-free 17% 42% 56% 61% 74% 0% 20% 40% 60% 80% Day 0 CR at 3 months CR at 6 months CR at 9 months CR at 12 months Probability of Maintaining Complete Response (CR) for at Least One Additional Year* Probability of CR for Additional 12 months

41 Time to Disease Recurrence: Time to Disease Recurrence: 50% of high-risk papillary patients who were treated with Vicineum are disease-free at 1 year Time to disease recurrence: defined as the time from the date of the first dose of study treatment to treatment failure. Median time to disease recurrence 95% confidence intervals are d for the 95% confidence interval has not reached the median. Note: Data reflect results of patients in cohort 3 (n = 40) with high-grade Ta or T1 tumors (without Carcinoma in situ) that recurred within 6 months of adequate BCG. Median time to recurrence is 402 days per Kaplan-Meier estimate (13.2 months) 50% 37% 3 6 9 12 15 18 21 240 % o f P at ie nt s R ec ur re nc e- Fr ee Time on treatment (months) KM Evaluable Patients: 40 27 23 18 16 12 10 8 4 100 80 60 40 20 0 2018 FDA Guidance: Sponsors can include patients with completely resected lesions and no evidence of CIS in these single-arm trials but should not include them in the evaluation of the primary efficacy endpoint. KM Estimate Censored 95% CI X Legend:

42 2018 FDA Guidance: The goal of therapy in patients with BCG-unresponsive NMIBC is to avoid cystectomy. % o f Pa ti en ts C ys te ct o m y- Fr ee Median 3 6 9 12 15 18 21 240 27 30 33 Time from start of treatment (months) KM Estimate Censored 95% CI X Legend: No patient on treatment progressed to metastatic disease KM Evaluable Patients: 133 127 113 100 86 60 49 37 29 15 10 5 100 80 60 40 20 0 Highly Differentiated Time to Cystectomy Data vs. Currently Available Agents 76% of patients are cystectomy-free for 3 years Time to cystectomy: defined as the time from the date of first dose of study treatment to surgical bladder removal. Data reflected consist of patients from all cohorts 1, 2 & 3 (n=133). Note: Average time to cystectomy from transurethral resection of bladder tumor (TURBT) for NMIBC patients with high-risk papillary disease in Europe is ~105 days (National Institute of Health, Timing of radical cystectomy in Central Europe - multicenter study on factors influencing the time from diagnosis to radical treatment of bladder cancer patients, Poletajew S, et al., 2015.) Additional FDA guidance states that although delay in radical cystectomy is considered a direct patient benefit, the variations in patient and health care provider preferences can confound the interpretation of this endpoint in randomized trials and particularly in single-arm trials. Nevertheless, sponsors should collect these data, which may provide supportive evidence of effectiveness.

43 Time to Cystectomy: Responders have an 88% probability of remaining cystectomy-free 3 years after starting treatment Time to cystectomy: defined as the time from the date of first dose of study treatment to surgical bladder removal. Data consist of patients from all cohorts (n=133). % o f Pa ti en ts C ys te ct o m y- Fr ee Median 3 6 9 12 15 18 21 240 27 30 33 Time from start of treatment (months) The average responder remains cystectomy-free for 1,035 days vs. 631 days for non-responders 100 80 60 40 20 0 KM Evaluable Responder Patients: 63 63 63 58 52 39 34 27 23 13 9 4 KM Evaluable Non- responder Patients: 70 64 50 42 34 21 15 10 6 2 0 0 36 2 0 Legend: Responders Censored Non-responders X Statistically significant difference for responders vs. non-responders: p = < 0.001

44 Overall Survival 1- and 2-year survival rates of patients on trial are comparable to those of the general population of similar age and gender demographics (predominantly male in their 70s) 1U.S. Social Security Administration Actuarial Life Table (https://www.ssa.gov/oact/STATS/table4c6.html), Based on probability of dying within one year and weighted to match VISTA trial population demographics Survival Estimates Patients on VISTA Trial General Population1 1 year 98% 97% 2 years 96% 94%

45 Additional Vicineum Clinical Data Preliminary Phase II vs. Phase III Complete Response Rate Time Point Phase II Pooled CRR (95% Confidence Interval) Phase III Pooled CRR (95% Confidence Interval) 3 months 40% (26% 56%) 40% (30% 51%) 6 months 27% (15% 42%) 28% (19% 39%) 9 months 18% (8% 32%) 21% (13% 31%) 12 months 16% (7% 30%) 17% (10% 26%) Phase III: Biweekly induction doses for 6 weeks followed by weekly dosing for 6 weeks; if a CR is achieved, proceed to maintenance of every other week dosing for 2 years total. Phase II: Cohort 1: 6 weekly induction doses, 6 weeks off; if a CR is achieved, proceed to maintenance dosing consisting of three cycles of 3 weekly doses, followed by 9 weeks off; those with residual disease at 3 months had option of to start maintenance or receive a second induction course. Cohort 2: 12 weekly induction doses; if a CR is achieved, proceed to maintenance dosing consisting of three cycles of 3 weekly doses, followed by 9 weeks off. Dosing: Note: Phase III data are as of May 29, 2019 data cut

46 Phase III Trial: Evaluable Patient Data Tables by Cohort for Carcinoma in situ Cohort 1 (n=82) Complete Response Rate Time Point Evaluable Patients Complete Response Rate (95% Confidence Interval) 3 months n=82 39% (28% 50%) 6 months n=82 26% (17% 36%) 9 months n=82 20% (12% 30%) 12 months n=82 17% (10% 27%) Cohort 2 (n=7) Complete Response Rate Time Point Evaluable Patients Complete Response Rate (95% Confidence Interval) 3 months n=7 57% (18% 90%) 6 months n=7 57% (18% 90%) 9 months n=7 43% (10% 82%) 12 months n=7 14% (0% 58%) Response-evaluable population includes any modified intention-to-treat (mITT) subject who completed the induction phase Note: Data are as of May 29, 2019 data cut

47 Recurrence-free Rate: 42% of high-risk papillary patients remain disease- free after one year Recurrence free (RF) Rate (Papillary patients) Time Point Evaluable Patients RF Rate (95% Confidence Interval) 3 months n=38 71% (54% 85%) 6 months n=38 58% (41% 74%) 9 months n=38 45% (29% 62%) 12 months n=38 42% (26% 59%) Recurrence-free rate: defined as the percentage of patients that are recurrence-free at the given assessment time point. Response-evaluable population includes any modified intention-to-treat (mITT) subject who completed the induction phase Note: Data are as of May 29, 2019 data cut

48 Safety and Tolerability: Our Phase II and Phase III clinical trials are highly consistent for safety and tolerability Category Phase II Patients (%) Phase III Patients (%) Any AE 43 (94%) 117 (88%) Grade 3-5 AEs 9 (20%) 29 (22%) Treatment-related AEs 30 (65%) 66 (50%) Treatment-related Grade 3-5 AEs 3 (7%) 5 (4%) Any SAE 6 (13%) 19 (14%) Treatment-related SAEs 0 (0%) 3 (2%) Discontinuations due to AEs 0 (0%) 4 (3%) Treatment-related serious adverse events reported: Phase II Clinical Trial: 6 SAEs reported, none determined to be related to treatment by the investigator. Phase III Clinical Trial: 3 patients reported 4 events including grade 4 cholestatic hepatitis, grade 5 renal failure1, grade 3 acute kidney injury2, and grade 2 pyrexia. 190-year-old man started the trial Mar. 2016. In May 2016, admitted for renal failure and started dialysis. Two weeks later, patient opted to discontinue dialysis, entered hospice and died in June 2016. Case reported to DSMB, FDA and Health Canada. 274-year-old man started the trial Nov. 2016. In Dec. 2016, admitted for acute kidney injury. In 2017, protocol amended to enhance monitoring, and educated investigators. No new serious related renal events since. Increased dosing and duration of exposure does not appear to lead to an increase in incidence or severity of AEs Average Instillations per Patient 12 27 Average Duration of Exposure (days) 147 240 Vicineum Treatment Exposure:

49 0 2 4 6 8 10 Safety and Tolerability: No age-related increase in adverse events in our Phase III trial Note: Data consist of patients from all cohorts (n=133). Mean AEs for all patients: 8.1 (range 0-54), Mean treatment-related AEs for all patients: 2.2 (range 0-51). Adverse Events Treatment-related Adverse Events 54-69 (n=40) 70-79 (n=57) 80+ (n=36) Age (years) 9.0 3.0 7.9 2.1 7.5 1.6 The average patient in the VISTA trial was ~74 years old

50 Vicineum confidence interval above FDA success criterion based upon complete response of other agents in patients with Carcinoma in situ Please use caution when drawing comparisons across different clinical trials 2Data are as of May 29, 2019 data cut from the Phase III VISTA trial 3To demonstrate a clinically meaningful response, per ODAC panel discussion on Dec. 17, 2019, and based on a meta-analysis of commonly used chemotherapy agents and the18% CRR of Valstar. 20% success criterion for the primary hypothesis test3 Vicineum 3-month CRR 51% 40% 30% 53% 41% 29% C R R ( % ) 50 40 30 20 10 0 60 Overall2 U.S. Patients2 1Advisory Committee Briefing Document and presentation slides for pembrolizumab for NMIBC (PEMBROLIZUMAB-P057V01MK3475). December 17, 2019. Keytruda 3-month CRR C R R ( % ) 50 40 30 20 10 0 51% 41% 32% 48% 31% 16% Overall1 U.S. Patients1 60 20% success criterion for the primary hypothesis test3

51 High-Level Overview of Planned Confirmatory Trial Successful in alignment with the FDA on the design of the post-marketing confirmatory trial for Vicineum Key Elements The confirmatory trial will enroll BCG-refractory patients who received less-than-adequate BCG* This represents a broader patient population than the originally proposed BCG-intolerant population If the trial is successful, labeling is expected to be expanded to include this additional patient population The trial is expected to be powered to demonstrate the superior efficacy of Vicineum vs. currently utilizedtherapies Primary endpoints expected to include complete response rate and duration of response Secondary endpoints expected to include quality of life, survival and safety assessments, as well as an evaluation of a delayed complete response** These data are expected to contribute to favorable reimbursement discussions worldwide * Adequate BCG is defined by the FDA as at least 5 doses in an initial induction course, plus at least 2 doses in a second course ** In post-hoc analyses requested by the FDA, Vicineum was shown to demonstrate a delayed CR in some patients who were non-CR at 3 months

HEAD AND NECK CANCER: Difficult-to-Treat & Dominated by Primary Tumor Head and neck cancer affects >650,000 people worldwide; ~350,000 deaths each year1 90% are squamous cell carcinomas of the head and neck (SCCHN)1 - Two-thirds diagnosed with advanced disease and severe prognosis High risk of recurrence and frequent metastases and development of second primary tumor1 Low rate (~50%) of 5-year survival and limited benefit with combo chemotherapy2 Surgery remains SOC - highly invasive and associated with significant morbidity2 Recurrent SCCHN after multimodal local treatment generally considered incurable2 Two checkpoint inhibitors currently approved for treatment of SCCHN3,4 1 Heroiu et al. Maedica, 2013; 8(1), 80-85 2Machiels, J. F1000Prime Rep. 2014. 3OPDIVO® (nivolumab) prescribing information 4KEYTRUDA® (pembrolizumab) prescribing information 52

53 PHASE 1 TRIALS ASSESSING DAILY AND WEEKLY DOSES SUGGEST IMMUNE-DRIVEN RESPONSE Anti-tumor activity of 43% on daily dose; 62% on weekly dose Observed regression or complete resolution of non- injected tumors 207 days mean overall survival for EpCAM-positive patients vs. 125 days for EpCAM-negative patients Generally well-tolerated COMPLETED U. S. PHASE 2 TRIAL Weekly administration of 500 µg or 700 µg via intratumoral injection; 700 µg established as RP2D Well-tolerated; pain at injection site reported as most commonAE Reduction in bi-directional size of principle targeted tumor observed in 71% (10/14) of evaluable patients RECIST criteria not employed Growth control of initial treated tumor achieved in four of five patients with multiple tumors, leading to treatment of additional tumors VICINEUM Monotherapy Studies Demonstrate Opportunity in Late- stage SCCHN RP2D=Recommended Phase II Dose

54 Pipeline of Targeted Therapies We believe there is strong scientific rationale for Vicineum in combination with checkpoint inhibitors. Vicineum in mab), is being evaluated in a Phase 1 trial run by the National Cancer Institute. We have deferred further development of Vicineum, for the treatment of squamous cell carcinoma of the head and neck (SCCHN), and VB6-845d in order to focus our efforts and resources on our ongoing development of Vicineum for the treatment of high-risk NMIBC. We are also exploring collaborations for Vicineum, for the treatment of SCCHN, and VB6-845d. ETA, exotoxin A; IO, immuno-oncology agent PRODUCT CANDIDATE PAYLOAD INDICATION PRECLINICAL Ph I Ph II Ph III BLA Vicineum ETA BCG-unresponsive high-risk NMIBC Submission Initiated Vicineum ETA SCCHN Complete Locally administered TPT + Systemic Checkpoint Inhibitor Locally administered TPTs Vicineum + Durvalumab ETA & IO BCG-unresponsive high-risk NMIBC Vicineum (Combination with checkpoint inhibitor) ETA & IO SCCHN Ongoing Deferred

55 Commercial Opportunity Appendix

56 Virtuous Cycle: High possibility that all three key segments are advocates & take action Sources: Sesen Bio internal market research: Patient Journey Insights, Blue Print qualitative study May 2018, n=24; Sesen Market Opportunity, Monitor Deloitte qualitative and quantitative (n=34) study October 2018; Community Urologist in-depth interviews (IDIs), October 2018, n=5; Sesen Bio Qualitative Market Research Urologist/KOL IDIs February 2019, n=11. Sesen Bio Qualitative Market Research Urologist IDIs June 2019, n=30. Note: RC= Radical Cystectomy Physicians (Ancillary HCPs) Patients (Caregivers/ families) Payers (Private/ public) Advocate for product reimbursement Encourage use of Vicineum before RC

57 Brand Logo Differentiated vs. branded agents in Urology TM

58 Treatment Protocol BCG Vicineum Checkpoint Inhibitors Treatment at Urology office X Directed by Urologist X Administration by Urology nurse X Bladder infusion via urinary catheter X 2-hour infusion, hold, and rotation X Vicineum has the Potential to Provide Continuity of Care for Patients with NMIBC Source: Sesen Bio Qualitative market research, Urologist IDIs June 2019, n = 30.

59 Gen Vicineum Profile (Phase III Data) Keytruda Profile (Phase II Data) Tecentriq Profile (Phase II Data) Efficacy N=89 N=102 N=73 Complete Response Rate At 3 Months At 12 Months At 18 Months 40% (CI: 30-51) 17% 15% 41% (CI: 32-51) 20% 13% 41% (CI: 30-53) No data reported No data reported Time to Cystectomy 76% of patients were cystectomy- free at 36 months (n=133) No data reported (not a clinical trial endpoint) No data reported Safety N=133 N=102 N=73 Treatment-Related Grade 3- 5 AEs 4% 13% 12% Discontinuation due to an AE 3% 10% No data reported Mode of Administration Intravesical Intravenous Intravenous Generally Administered by Urologist Medical Oncologist Medical Oncologist Clinical Data from Emerging Treatments for NMIBC Source: Preliminary data from October 6, 2020 data cut for Vicineum profile; Dec. 2019 FDA briefing book for Keytruda profile; May 2020 ASCO abstract for Tecentriq profile. Note: The data shown are from the respective trials and do not represent head-to-head trial outcomes

60 5.4 8.2 8.2 8.6 5.2 6.2 3.4 5.8 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 Efficacy Safety Ease of integration Interest in use of product A ve ra ge R at in g Vicineum Profile Keytruda Profile 2020 Market Research Results High Prescribing Urologists Prefer Vicineum Profile Source: Emerging treatment in-depth interviews (IDIs) with high BCG-treating Urologists, 1Q 2020, N=34 This slide is intended for market research purposes only and is not intended for marketing purposes. *Urologists would use a branded agent in ~80% of their high-risk, BCG-unresponsive patients Extremely Not at all Key Attributes Intent-to-Prescribe (Stated share of branded agents)* 83% 17% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Vicineum Profile Keytruda Profile % o f pa ti en ts

61 1Q 2020 Market Research Results Reasons Urologists Prefer Vicineum Profile Urologists strongly prefer to retain ownership of patient journey Urologists perceive favorable product profile for Vicineum olerability relative to Keytruda profile Urologists perceive administration of Vicineum as highly consistent with office operations de effects of intravenous chemotherapy Urologists perceive negative psychological effects of intravenous therapy on patients ng to large academic medical center Source: Emerging treatment IDIs with high BCG-treating Urologists, 1Q 2020, N=34 This slide is intended for market research purposes only and is not intended for marketing purposes.

62 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 20 0 40 0 60 0 80 0 1, 00 0 1, 20 0 1, 40 0 1, 60 0 1, 80 0 2, 00 0 2, 20 0 2, 40 0 2, 60 0 2, 80 0 3, 00 0 3, 20 0 3, 40 0 3, 60 0 3, 80 0 4, 00 0 4, 20 0 4, 40 0 4, 60 0 4, 80 0 BCG Prescribers Highly Concentrated Prescriber Base Allows for Efficient Commercial Model ~1,500 Urologists treat 75% of patients % o f Pa ti en ts 1AUA State of the Urology Workforce and Practice in the United States. 2017. 2Health Verity 2019. ~60% of Urology practices have 5 Urologists1 2

63 At treatment decision points, caregivers often play an influential role Our strategy is to educate and inform caregivers via a wide range of digital and social channels Digital Paid search Organic search Videos Banners Website (branded or unbranded) Social Facebook community groups Twitter Lead gen/CRM Lead gen = lead generation CRM = customer relationship management

64 Pricing and Reimbursement US Benchmarks Price Reference (Annual Cost) $200K $0K Sources: 1Center for Medicare and Medicaid Services (CMS) Average Selling Price (ASP) Price List as of 1Q 2020 (cms.gov). 2Payer Interviews, ClearView Analysis, n=10, March 2019. *Note: Payers cited a possibility of using a step edit, but could not be certain, as the ability to use a step edit is new to th medical benefit. PA = Prior Authorization 0% 50% 100% $60 K$30 K P ro p o rt io n o f P a y e rs $90 K $150 K Key: Unrestricted Coverage PA to Label PA to Trial Risk of Step Edit* Not on Formulary Payer Management Responses to Pricing2 Keytruda1 $100K $50K $150K Anticipated competitive pricingTecentriq1 Opdivo1

65 Checkpoint Inhibitors: Keytruda Approved for NMIBC January 2020 Reimbursed at $175,000/year with minimal payer restrictions Tecentriq Awaiting Phase III enrollment Phase II closed prematurely as it failed to meet futility endpoint Gene Therapy: Adenovirus Vectors Adstiladrin3 Missed May PDUFA date Received a CRL from the FDA in May 2020 citing numerous CMC and manufacturing issues In February 2021, FerGene notified KOLs of additional delays and restructured their organization to eliminate commercial positions CG0070 Primary Completion Date: December 2022 Same adenovirus serotype as Adstiladrin 1Formerly known as N-803 2ImmunityBio 21Dec20, JP Morgan Healthcare Conference (January 2021); Jefferies Virtual Health Conference (June 2020) 3For more information please visit www.fergene.com SECOND LINE MONOTHERAPIES COMBINATION THERAPIES Anktiva1 + BCG (Phase II) BLA Filing H2/2021 (CIS)2; Breakthrough Therapy Status BLA Filing 2022 (Ta/T1)2 Keytruda + BCG (Phase III) Phase III trial initiated in December 2018 Primary Completion Date: May 2022 Competitive scan Approved/Pipeline Products

66 Competitive Summary: BCG-Unresponsive NMIBC therapies Report CR rate at discrete timepoints Patient failures taken off therapy Local and Central review of pathology BCG + N-803 BCG in combo with rIL-15 Vicineum Fusion Protein (Dual MOA) Keytruda Checkpoint Inhibitor Adstiladrin Gene Therapy Treatment Combination Therapy* Monotherapy Monotherapy Monotherapy X** (only reported cumulatively) X** (re-induction is allowed) X** (local pathology only) Not reported** *No control arm to isolate the treatment effect of BCG vs. rIL-15 (therefore it is unclear how much of the benefit is simply due to BCG); Combination products involving BCG may be at significant risk during the long-standing BCG shortage **This difference in study design or data presentation may overstate the reported Complete Response (CR) rate

67 Sesen Bio OUS Strategy Overview Vicineum is a product with potential for registration and reimbursement in multiple developed markets OUS opportunity for Vicineum is 2-3 times larger than the US Efficient process to manage strong, engaged relationships with key partners worldwide Partner with 6-10 companies with local expertise who will be the MAH Launch in 60-80 OUS countries with 50-50 value share MAH=Marketing Authorization Holder

68 Sesen Bio OUS Update July 31, 2020: Announced partnership with Qilu Pharmaceutical for the manufacture, development and commercialization of Vicineum in Greater China* Represents the first of 6-10 anticipated OUS deals Financial terms include significant sources of non-dilutive capital Qilu will be the Marketing Authorization Holder and will have the exclusive rights to develop, manufacture and commercialize Vicineum in the region CMO framework agreement signed on December 4, 2020 to support product supply for anticipated significant global demand for Vicineum Tech transfer is in-process and is expected to be completed in mid-2021 $2M milestone payment to Sesen Bio expected upon completion Vicineum is a product with potential for registration and reimbursement in multiple developed markets OUS opportunity for Vicineum is roughly double the US opportunity *Greater China is defined as China, Hong Kong, Macau and Taiwan

69 Partnership Opportunity in China: Qilu Pharmaceutical Profile Top 10 Pharmaceutical Company in China with >$3B in annual revenue Extensive clinical experience 2nd largest clinical team in Chinese Big Pharma Focused on biosimilar and innovative drugs, with nearly 40 years of clinical development experience Significant oncology experience with a dedicated team of nearly 5,000 employees in sales, marketing and medical Among top 3 companies in China for market promotion in oncology Three commercially available biologics which are manufactured via microbial expression Microbial drug production facility is NMPA approved and has been inspected by EU QP DS and DP manufacturing capabilities Future opportunity to leverage manufacturing expertise as a secondary supplier to help meet global demand DS = Drug Substance; DP = Drug Product; NMPA = National Medical Products Administration (formerly CFDA); QP = Qualified Person

70 Overview of Qilu License Agreement Financial terms include significant sources of non-dilutive capital Upfront payment of $12M in cash Eligibility to receive up to $23M in regulatory and tech transfer milestones in addition to 12% royalties on net sales for at least 12 years Qilu will be the Marketing Authorization Holder (MAH) and will have the exclusive rights to develop, manufacture and commercialize Vicineum in the Greater China* region Qilu will be responsible for all expenses related to these activities Sesen retains full development and commercialization rights in the US and rest of world excluding Greater China Terms of the agreement include tech transfer, creating an opportunity for future CMO partnership to meet significant global demand forecasts *Greater China is defined as China, Hong Kong, Macau and Taiwan

71 Strong cultural fit between Sesen and Qilu Significant CMC capabilities and experience Highly knowledgeable clinical and manufacturing teams Vicineum is a highly differentiated product that addresses a huge unmet need Building Our Reputation as a Partner of Choice Feedback Received from Qilu During the Negotiation Process

72 Forecast Simulation Model Key Assumptions US and OUS High-risk NMIBC patients unresponsive to BCG Estimated peak market share Approximate year 1 doses received Anticipated annual CMS ASP Prevalence (relative to US) Price (relative to US) US Inputs OUS Inputs Output Peak Revenue Opportunity for Vicineum: $1B - $3B CMS=Centers for Medicare and Medicaid Services; ASP=Average Selling Price For detailed model assumptions please refer to backup slides 79-80

73 Simulation Inputs: US Market Estimated patients eligible for branded therapy1 (Annual high-risk NMIBC patients unresponsive to BCG) Lower Bound 7,800 patients Upper Bound 20,400 patients Estimated peak market share2 (Likely share of branded agents) Approximate year 1 doses received3 (Percent of possible doses received) Anticipated reimbursement price for competitive agents4 (Anticipated annual CMS ASP) Lower Bound 20% Upper Bound 75% Lower Bound 67% Upper Bound 83% Lower Bound $100,000 Upper Bound $175,000 Sources: 1National Cancer Institute, SEER Cancer Stat Facts: Bladder Cancer, 2019., and ClearView Analysis 1Q 2019. 2Emerging Treatment IDIs with High BCG-Treating UROs, 1Q 2020, N=34, 3Phase III trial data as of May 29, 2019 data cut., 4Center for Medicare and Medicaid Services (CMS) Average Selling Price (ASP) Price List

74 Simulation Inputs: OUS Market Sources: Ferlay. Intern. J. Canc. 2015; UN World Population Reports; SEER; GLOBOCAN; RedBook; Lauertaxe; Ameli; NICE; Vademecum; AIFA; NHI; CADTH; ANVISA; CBiP; Danish Medicines Agency; The Pharmaceutical Benefits Scheme; Saudi Food & Drug Authority; South African Medicine Price Registry; FiercePharma; ClearView Analysis. 1Relative incidence is calculated from total bladder cancer, and does not account for differences in the distribution of patients between NMIBC and MIBC. 2Pricing multiplier is based on publicly available pricing information; averaged based on ex-manufacturer price of Keytruda and Opdivo, and is likely to vary greatly for each pharmaceutical, and across different countries within each region. 3South Africa price multiplier was based on Keytruda only, as Opdivo has not yet been priced. Estimated incidence relative to the US1 (High-risk NMIBC patients unresponsive to BCG) Lower Bound Upper Bound Europe China MENA Asia (incl. Japan) Latin America Canada Oceania 1.1 1.3 1.6 1.8 0.2 0.4 0.8 1.0 0.2 0.4 0.1 0.3 0.05 0.2 Estimated price relative to the US2 (Anticipated reimbursed price) Lower Bound Upper Bound Europe China MENA Asia (incl. Japan) Latin America Canada Oceania 0.44 0.84 0.20 0.60 0.66 1.06 0.29 0.69 0.30 1.00 0.35 0.70 0.35 0.70

75 Manufacturing & Supply Chain Appendix

76 Vicineum End-to-End Supply Chain World-class manufacturing and distribution capabilities ensure execution excellence Vicineum Drug Substance manufacturer 7 commercial products launched from site where Vicineum is manufactured o 3 produced via E. coli o 2 oncology products 30+ years manufacturing biologics 325+ protein-based therapeutics in development and/or manufacturing Proven track record with FDA and worldwide regulatory agencies Vicineum Drug Product manufacturer >140 clinical and commercial oncology programs o >55 biologics o >5 commercial products 60+ years of experience in manufacturing of oncology products Proven track record with FDA and worldwide regulatory agencies 3PL services (storage, ordering and accounts receivable management) Best-in-class warehousing and transportation solutions Specialty pharmaceutical distribution Leading distributor of specialty pharmaceuticals with an extensive oncology portfolio, including Uro- oncology Shipment to accredited Urology clinics Board certified specialists for NMIBC care Patient visits same Urology clinic as for BCG administration Same treatment administration process for patient and HCP as for BCG Our mission is to save and improve the lives of patients with NMIBC

77 Highly Reliable Manufacturing Process for Vicineum Cell Bank 2000 L E. coli Production Bioreactor 5: Q-Sepharose HP 5 Column Purification Shake flask Centrifugation (bulk solids removal) Clarification (MF for fine solids removal and UF/DF for buffer exchange) DP Fill Finish (7 mL @ 5mg/mL) 1: Q-Sepharose FF 3: Q-Sepharose HP 4: CHT2: Ni2+ IMAC BDS Formulation (UF/DF for buffer exchange) (Concentration step)(HCP removal)(HMW aggregates removal) (Affinity capture, LMW Impurities removal) (Crude capture) MF, microfiltration; UF, ultrafiltration; DF, diafiltration; FF, Fast-flow; IMAC, immobilized metal affinity chromatography; HP, High-performance; CHT, ceramic hydroxyapatite; BDS, bulk drug substance; DP, drug product; LMW, low molecular weight; HMW, high molecular weight; HCP, host-cell protein. Source: Arjune Premsukh, Joelle Lavoie JM, Jeannick Cizeau, Joycelyn Entwistle, Glen MacDonald. Protein Expression Purification. 2011 Jul;78(1):27-37.

78 Reliable and Inexpensive Manufacturing Process Vicineum is manufactured using a robust, industry-standard microbial expression system The manufacturing process is highly reliable, reducing the risk of supply shortages The manufacturing process is inexpensive, leading to a relatively low cost-of-goods For manufacturing, we have partnered with Fujifilm and Baxter, both world-class contract manufacturers

79 Commercial Manufacturing Strategy Based on Demonstrating Comparability The analytical comparability plan is comprised of 4 key elements: 1. Analytical Release Testing Assesses the purity, biological activity and general characteristics of Vicineum 2. Biophysical Characterization Assesses the structural characteristics of Vicineum 3. Forced Degradation Studies Assesses the degradation pathway of Vicineum when exposed to stress conditions 4. Stability Studies Assesses the stability of Vicineum at accelerated and long-term storage temperatures Drug Substance Sesen FUJIFILM Diosynth Biotechnologies (CMO) Drug Product Sesen Baxter (CMO) Clinical Supply Commercial Supply We aligned with the FDA on assessing analytical comparability in support of approval for commercial manufacturing at our CMOs

80 Meaningful Progress on Demonstrating Comparability Indicates acceptance criteria met for batches used in clinical trials (Sesen) or technology transfer (FUJIFILM Diosynth Biotechnologies) Sesen FUJIFILM Diosynth Biotechnologies Test Phase III PPQ1 PPQ2 PPQ3 Appearance pH Identity Concentration Polysorbate 80 Purity Charge Variants Potency Binding Host Cell Protein Residual DNA Endotoxin We have maintained high-quality manufacturing standards through the tech transfer process

81 Intellectual Property Appendix

82 Potential for 12 years of biologics marketing exclusivity from date (TBD) of first approval* Stabilized Chimeric Immunoglobulins (April 2020 - July 2020) 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 Methods of Treating Cancer Using an Immunotoxin (April 2024 - Jun 2025) Methods of Treating Cancer Using an Immunotoxin (Apr 2024) 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 US: OUS: Stabilized Chimeric Immunoglobulins (April 2020) Pending Applications Dosing Strategies for Targeting EpCAM positive bladder cancer. If allowed, would expire in 2036 or later. Pending Applications Dosing Strategies for Targeting EpCAM positive bladder cancer. If allowed, would expire in 2036 or later. Note: Patent life assessment reflects independent analysis by Hogan Lovells US LLP. *Data exclusivity granted by FDA under the Biologics Price Competition and Innovation Act of 2009 (codified at 42 U.S.C. § 262(k)) Vicineum Patent Life